Vessels in Operation	6 Months Ended
Jun. 30, 2023
Property, Plant and Equipment [Abstract]
Vessels in Operation

3. Vessels in Operation

	Vessel Cost, as adjusted for	Accumulated	Net Book
	Impairment charges	Depreciation	Value
As of January 1, 2022	$1,878,132	$(195,316)	$1,682,816

Additions	11,756	–	11,756
Depreciation	–	(68,232)	(68,232)
Impairment loss	(3,730)	697	(3,033)
As of December 31, 2022	$1,886,158	$(262,851)	$1,623,307

Additions	134,953	–	134,953
Disposals	(6,803)	68	(6,735)
Depreciation	–	(34,747)	(34,747)
As of June 30, 2023	$2,014,308	$(297,530)	$1,716,778

As of June 30, 2023, and December 31, 2022, the Company had made additions for vessel expenditures and ballast water treatments.

2023 Vessels acquisitions

In May and June 2023, the Company took delivery of the four 8,544 TEU Vessels as per below:

Name	Capacity in TEUs	Year Built	Purchase Price	Delivery date
tbr GSL Alexandra	8,544	2004	$30,000	June 2, 2023
tbr GSL Sofia	8,544	2003	$30,000	May 22, 2023
tbr GSL Effie	8,544	2003	$30,000	May 30, 2023
GSL Lydia	8,544	2003	$33,300	June 26, 2023

2023 Sale of Vessel

On March 23, 2023, the Company sold GSL Amstel for net proceeds of $5,940, and the vessel was released as collateral under the Company’s $140,000 loan facility with Credit Agricole Corporate and Investment Bank, Hamburg Commercial Bank AG, E.Sun Commercial Bank, Ltd, CTBC Bank Co. Ltd. and Taishin International Bank.

3.	Vessels in Operation (continued)

Impairment

The Company has evaluated the impact of current economic situation on the recoverability of all its other vessel groups and has determined that there were no events or changes in circumstances which indicated that their carrying amounts may not be recoverable. Accordingly, there was no triggering event and no impairment test was performed during the six months ended June 30, 2023.

Through the latter part of 2022, the Company noted that charter rates in the spot market had come under pressure and accordingly determined that events occurred, and circumstances had changed, which indicated that potential impairment of the Company’s long-lived assets could exist. These indicators included continued volatility in the spot market and the related impact of the current container sector on management’s expectation for future revenues. As a result, step one of the impairment assessment of each of the vessel groups was performed as at December 31, 2022 and step two of the impairment analysis was required for one vessel group, as the undiscounted projected net operating cash flows did not exceed the carrying value. As a result, the Company recorded an impairment loss of $3,033 for one vessel group with a total aggregate carrying amount of $9,033 which was written down to its fair value of $6,000.

Collateral

As of June 30, 2023, 20 vessels were pledged as collateral under the 5.69% Senior Secured Notes due 2027 and 43 vessels under the Company’s loan facilities. Five vessels were unencumbered as of June 30, 2023.

Advances for vessels acquisitions and other additions

As of June 30, 2023, and December 31, 2022, there were no advances for vessel acquisitions, as all vessels had been delivered as at these dates. As of June 30, 2023, and December 31, 2022, the Company had advances for other vessel additions and ballast water treatment systems totalling $6,699 and $4,881, respectively.